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                            NEW ENGLAND ZENITH FUND
              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
       SUPPLEMENT DATED DECEMBER 1, 1997 TO PROSPECTUS DATED MAY 1, 1997

The following paragraphs supplement the section of the Prospectus captioned "Management--Salomon Brothers Asset Management Inc ("SBAM")":

On November 28, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Ltd."), merged Salomon with and into Smith Barney Holdings, Inc., a subsidiary of Travelers, to form a new company called Salomon Smith Barney Holdings, Inc. (the "Transaction"). As a result of the Transaction, Travelers is the ultimate parent of SBAM and SBAM Ltd. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property and casualty insurance businesses. SBAM and SBAM Ltd. continue to serve as investment subadvisers to the Salomon Brothers Strategic Bond Opportunities Series. SBAM also continues to serve as investment subadviser to the Salomon Brothers U.S. Government Series.

Under certain interpretations of the Investment Company Act of 1940, as amended, the Transaction could be deemed to have resulted in the automatic termination of the subadvisory agreement by and among TNE Advisers, Inc., SBAM and SBAM Ltd. with respect to the Salomon Brothers Strategic Bond Opportunities Series, and the subadvisory agreement between TNE Advisers, Inc. and SBAM with respect to the Salomon Brothers U.S. Government Series. Therefore, new subadvisory agreements, identical in substance to the previous subadvisory agreements, have been approved by the Board of Trustees of New England Zenith Fund for each Series. The new subadvisory agreements took effect upon completion of the Transaction; however, they are subject to the approval of each Series' respective shareholders. The Securities and Exchange Commission has issued an exemptive order allowing such agreements to be implemented at the time of the Transaction, without receiving prior shareholder approval, as long as such approval is obtained within 150 days after the Transaction has been completed. A proxy statement will be mailed in early 1998 in connection with a meeting of the Series' shareholders at which such approval will be sought. If either of the new subadvisory agreements is not approved by the respective Series' shareholders, within 150 days after the completion of the Transaction, such subadvisory agreements would terminate and the Trustees will consider such actions as may be in the best interest of the Series' shareholders.


                                                                      ZASAL-2-97